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                                                                 EXHIBIT 710.32


                                 PROMISSORY NOTE

THE FACE AMOUNT:     $176,356.44
INTEREST RATE:       0% per year
TERM:                18 MONTHS
FIRST PAYMENT DATE:  October 1,2001


         FOR VALUE RECEIVED, AMERIVISION COMMUNICATIONS, INC. ("Maker") an Oklahoma corporation, with its principal office in Oklahoma City, Oklahoma, hereby unconditionally promises to pay to the order of TRACY C. FREENY, or his assignee ("Holder"), in collected funds the principal sum of ONE HUNDRED SEVENTY-SIX THOUSAND, THREE HUNDRED FIFTY-SIX & 44/100S ($176,356.44) in 18 monthly payments, at 0% interest, as follows:

         $7,348.18 per month for the first six months (October, 2001 thru March, 2002); $10,287.46 per month for the second six months (April, 2002 thru September, 2002); and, $11,757.10 per month for the third six months (October, 2002 thru March, 2003).

         Each monthly payment will be due upon the 1st day of each calendar month, beginning with the 1st of October, 2001, and becoming past due and in default if not fully paid on or before the 10th day of each calendar month, as each installment becomes due.

         Upon default of the prompt and full payment of any monthly installment, the entire unpaid principal and interest of this promissory note shall become due and owing, without notice, demand or presentment to Maker. If any time this note is placed in the hands of an attorney for collection, Maker agrees to pay a reasonable attorney's fee for the collection of this promissory note upon default and all costs of collection, in addition to any unpaid principal and interest. The failure of Holder to exercise any rights hereunder in any instance shall not constitute a waiver of that right or of any other right under this promissory note.

         Both parties acknowledge this promissory note was made in Oklahoma City, Oklahoma, and that the laws of the State of Oklahoma shall govern the interpretation of this agreement.

         Dated this _________ day of September, 2001.


                                         -----------------------------------
                                         Kenneth R. Kolek, Chairman
                                         AMERIVISION COMMUNICATIONS, INC.


                                 ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         ) Sections
COUNTY OF OKLAHOMA       )

         This instrument was signed and acknowledged before me on the ____ day of September, 2001, by Maker.


                                         -----------------------------------
         [SEAL]                              Notary Public



My Commission Expires:                              .
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